UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2006


                               Rogers Corporation
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Massachusetts                    1-4347               06-0513860
      -------------------          -------------------      -------------------
(State or other Jurisdiction      (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                      Identification No.)

               One Technology Drive
               P.O. Box 188
               Rogers, Connecticut                            06263-0188
               ----------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)

               Registrant's telephone number, including area code (860) 774-9605

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         Entry into a Material Definitive Agreement

As more fully described in Item 5.02 below, the disclosure which is incorporated by reference into this Item 1.01, on February 15, 2006, Dennis M. Loughran, who was appointed Vice President Finance and Chief Financial Officer of Rogers Corporation ("Rogers") effective February 1, 2006, was awarded stock options and restricted stock.

In addition, on February 16, 2006, Rogers approved the entering into of its standard form of Indemnification Agreement (Officer Form) with Mr. Loughran which provides that, among other things, Rogers will indemnify Mr. Loughran against certain liabilities that may arise by reason of his status or service as a Rogers Officer, and that Rogers will advance to him the expenses incurred as a result of a proceeding as to which he may be indemnified. The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement (Officer Form), a copy of which has been previously filed as Exhibit
99.2 to Rogers' Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.

Also, on February 16, 2006, Rogers approved the entering into of its standard form of Indemnification Agreement (Director Form) with Carol R. Jensen, who was appointed a new Director of Rogers on February 16, 2006. The agreement provides that, among other things, Rogers will indemnify Ms. Jensen against certain liabilities that may arise by reason of her status or service as a Rogers Director, and that Rogers will advance to her the expenses incurred as a result of a proceeding as to which she may be indemnified. The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement (Director Form), a copy of which has been previously filed as Exhibit 99.1 to Rogers' Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.

Rogers has revised the forms of certain agreements under Rogers' 2005 Equity Compensation Plan (the "2005 Plan") pursuant to which incentive stock options, non-qualified stock options (for officers and employees, with vesting) and restricted stock may be granted. Copies of these forms, as initially adopted, were previously filed as Exhibits 10.2, 10.3 and 10.7, respectively, to Rogers' Registration Statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005. The revised forms of these agreements are filed herewith as Exhibits 10.2,
10.3 and 10.7, respectively.

On February 15, 2006, the Compensation and Organization Committee of the Board of Directors approved grants of stock options for the following executive officers:

  Name/Title                           Number of Shares       Number of Shares
                                       in Non-Qualified       in Incentive Stock
                                       Stock Option Grant     Option Grant

  Robert C. Daigle                         2,600                  6,000
   Vice President of Research
   & Development and Chief
   Technology Officer

  Paul B. Middleton                         0                     5,750
  Corporate Controller

  John A. Richie                           1,900                  6,000
   Vice President, Human Resources


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  Robert M. Soffer                          0                     5,750
   Vice President, Treasurer and
   Secretary

  Robert D. Wachob                        33,500                  4,000
   President and Chief Executive
   Officer

All of the above non-qualified stock options and incentive stock options to purchase, for up to ten years (unless previously terminated), shares of common stock of Rogers, $1.00 par value per share ("Common Stock"), were granted pursuant to the 2005 Plan at an exercise price of $48.00, the fair market value per share of Common Stock as of February 15, 2006. The options granted to Messrs. Daigle, Middleton, Richie and Soffer vest in one-third increments on the second, third and fourth anniversary of the grant date, February 15, 2006. The options granted to Mr. Wachob vest as follows: (i) the incentive stock option vests as to 2,000 shares on February 15, 2009 and 2,000 shares on February 15, 2010; and (ii) the non-qualified stock option vests as to 12,500 shares on February 15, 2008, 10,500 shares on February 15, 2009, and 10,500 shares on February 15, 2010. Collectively, Mr. Wachob's incentive stock options and non-qualified stock options vest in one-third increments. The above description is qualified in its entirety by the terms of the revised forms of Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement (for Officers and Employees, with Vesting) copies of which are filed herewith as Exhibits 10.2 and 10.3, respectively.

On February 16, 2006, the Board of Directors approved, effective April 1, 2006, an increase in compensation provided in connection with the service of Rogers non-employee Directors as follows: 1) an increase in the non-employee Director annual retainer from $25,000 to $35,000, 2) an increase in board meeting fees for a non-employee Director from $1,260 to $1,500, 3) an increase in the Lead Director's annual retainer premium from $5,000 to $15,000, 4) an increase in the Audit Committee chairperson's annual retainer premium from $5,000 to $10,000 per year, 5) the establishment of a new $5,000 annual retainer premium for the Nominating and Governance and Committee chairperson, 6) the establishment of a new $5,000 annual retainer premium for the Finance Committee chairperson, and 7) the establishment of a new $3,500 annual retainer premium for the Safety and Environment Committee chairperson. These changes are more fully described and set forth in Amendment No. 3 to Summary of Director and Executive Officer Compensation, which is filed as Exhibit 10r-3 to this Current Report on Form 8-K.


ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported in Rogers' Current Report on Form 8-K, filed on February 6, 2006, Dennis M. Loughran was appointed as Rogers' new Vice President Finance and Chief Financial Officer effective February 1, 2006 with certain compensation arrangements. On February 15, 2006, Mr. Loughran was awarded the following equity grants under Rogers' 2005 Equity Compensation Plan: (i) an incentive stock option to purchase, for up to ten years (unless previously terminated), up to 6,000 shares of Rogers Common Stock, at an exercise price of $48.00 per share (the fair market value of a share of Common Stock as of February 15, 2006) and which vests in one-third increments on the second, third and fourth anniversary dates of the grant; (ii) a non-qualified stock option to purchase, for up to ten years (unless previously terminated), up to 9,000 shares of Common Stock, at an exercise price of $48.00 per share (the fair market value of a share of Common Stock as of February 15, 2006) and which vests in one-third increments on the second, third and fourth anniversary dates of the grant; and (iii) 2,500 shares of restricted Common Stock, at a purchase price of $0 and which vest completely on the third anniversary date of the grant. The above description is qualified in its entirety by the terms of the revised forms of Incentive Stock Option

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Agreement, Non-Qualified Stock Option Agreement (for Officers and Employees,
with Vesting), and Restricted Stock Agreement, copies of which are filed herewith as Exhibits 10.2, 10.3 and 10.7, respectively.


Also, on February 16, 2006, Rogers' Board of Directors voted to increase the size of the Board of Directors from ten to eleven members and appointed Carol R. Jensen as a new Director of Rogers. Ms. Jensen will serve as a Director until the April 2006 annual meeting of shareholders and thereafter until her successor is chosen and qualified.

Ms. Jensen is currently President and Principal Partner of Lightning Ranch Group, which provides outsourced executive management services. From July 2001 to April 2004 she served as Global Vice President of R&D Performance Chemicals for the Dow Chemical Company. Between 1990 and 2001 Ms. Jensen held several roles of increasing responsibility at 3M Corporation, including Executive Director, Corporate Technology and Electro & Communications Markets; Managing Director of 3M Denmark; and Technical Director for the Electronics Products Division. She started her professional career with 11 years at IBM in a variety of positions including research, operations, product and process development, and sales and marketing.

Ms. Jensen is eligible to participate in all compensation plans available to Rogers' other Directors. A summary of the compensation available to Rogers Directors is filed as Exhibit 10r-3 to this Current Report on Form 8-K.


ITEM 7.01         Regulation FD Disclosure

         On February 17, 2006, Rogers issued a press release announcing the appointment of Carol R. Jensen as a new Director of Rogers. The press release is furnished as Exhibit 99.3 hereto and is incorporated by reference.

         The information furnished in this report in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01         Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit No.       Description
     -----------       -----------



     10r-3* Amendment No. 3 to Summary of Director and Executive Officer Compensation, filed herewith.


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     10.2*             Revised Form of Incentive Stock Option Agreement
                       under the 2005 Plan, filed herewith.

     10.3* Revised Form of Non-Qualified Stock Option Agreement (For Officers and Employees, with vesting) under the 2005 Plan, filed herewith.

     10.7 * Revised Form of Restricted Stock Agreement under the 2005 Plan, filed herewith.

     99.1* Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

     99.2* Form of Indemnification Agreement (Officer Form), previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

     99.3 Press release by Rogers Corporation dated February 17, 2006 announcing the appointment of Carol R. Jensen as a new Director of Rogers (furnished pursuant to Item 7.01).


*  Management Contract.



  SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ROGERS CORPORATION


                               By:    /s/  Robert M. Soffer
                                      ------------------------------------------
                               Name:  Robert M. Soffer
                               Title: Vice President, Treasurer and Secretary


Date:  February 22, 2006




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                                  EXHIBIT INDEX

     Exhibit No.           Description
     -----------           -----------



         10r-3* Amendment No. 3 to Summary of Director and Executive Officer Compensation, filed herewith.

         10.2* Revised Form of Incentive Stock Option Agreement under the 2005 Plan, filed herewith.


         10.3* Revised Form of Non-Qualified Stock Option Agreement (For Officers and Employees, with vesting) under the 2005 Plan, filed herewith.

         10.7* Revised Form of Restricted Stock Agreement under the 2005 Plan, filed herewith.

         99.1* Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

         99.2* Form of Indemnification Agreement (Officer Form), previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

         99.3 Press release by Rogers Corporation dated February 17, 2006 announcing the appointment of Carol R. Jensen as a new Director of Rogers (furnished pursuant to Item 7.01).


*     Management Contract.




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